Exhibit (e)(7)

AMENDMENT TO DISTRIBUTION SERVICES AGREEMENT

AMENDMENT made as of May [ ], 2021 to the Distribution Services Agreement (the “Agreement”) made as of November 13, 2019 between AB BOND FUND, INC., a Maryland corporation (the “Fund”), and ALLIANCEBERNSTEIN INVESTMENTS, INC., a Delaware corporation (the “Underwriter”). Capitalized terms not defined herein have the meaning set forth in the Agreement.

WITNESSETH

WHEREAS, the Fund and the Underwriter are parties to the Agreement;

WHEREAS, the Fund and the Underwriter wish to amend the Agreement in the manner set forth herein;

NOW, THEREFORE, the parties agree to amend the Agreement as follows:

1.       Appendix A of Section 5(b) of the Agreement is amended by deleting it in its entirety and replacing it with the Appendix A attached.

IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the date first set forth above.

AB BOND FUND, INC.

By: Eric C. Freed
Title: Assistant Secretary

ALLIANCEBERNSTEIN INVESTMENTS, INC.

By: Stephen J. Laffey
Title: Assistant Vice President

Accepted as of the date written above
ALLIANCEBERNSTEIN L.P.

By:
Name:	Emilie D. Wrapp
Title:	Assistant Secretary

APPENDIX A

SECTION A.1. Distribution Services Fees

AB Total Return Bond Portfolio	•	.30% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.50% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares

AB Bond Inflation Strategy	•	.30% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.50% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.10% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB All Market Real Return Portfolio	•	.30% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.50% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB Municipal Bond Inflation Strategy	•	.30% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.50% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.10% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB Limited Duration High Income Portfolio	•	.30% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.50% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.10% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB Income Fund	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.50% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.10% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB High Yield Portfolio	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.50% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.10% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB Short Duration Income Portfolio	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.50% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.10% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB Tax-Aware Fixed Income Opportunities Portfolio	•	.30% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.10% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB Sustainable Thematic Credit Portfolio	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.50% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

SECTION A.2. Service Fees

AB Total Return Bond Portfolio	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares

AB Bond Inflation Strategy	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB All Market Real Return Portfolio	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB Municipal Bond Inflation Strategy	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB Limited Duration High Income Portfolio	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB Income Fund	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB High Yield Portfolio	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	.25 of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB Short Duration Income Portfolio	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB Tax-Aware Fixed Income Opportunities Portfolio	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB Sustainable Thematic Credit Portfolio	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares